                                            SCHEDULE TO EXHIBIT 10.4




             MORRISON KNUDSEN CORPORATION

        SCHEDULE OF INDEMNIFICATION AGREEMENTS


         Name                     Date of Agreement
         ----                     -----------------
    David H. Batchelder           September 12, 1996
    Douglas L. Brigham            September 12, 1996
    Anthony S. Cleberg            May 5, 1997
    Darrol N. Groven              September 12, 1996
    Stephen G. Hanks              September 12, 1996
    Alvia L. Henderson            September 12, 1996
    Leonard R. Judd               September 12, 1996
    William C. Langley            September 12, 1996
    James E. McCallum             October 1, 1996
    Robert S. Miller, Jr.         September 12, 1996
    Dorn Parkinson                September 12, 1996
    Terry W. Payne                September 12, 1996
    John D. Roach                 September 12, 1996
    Charles W. Simpson            September 12, 1996
    Robert A. Tinstman            September 12, 1996
    Dennis R. Washington          September 12, 1996
    Thomas H. Zarges              September 12, 1996